Exhibit 99.3

SECOND AMENDMENT TO ASSET PURCHASE AGREEMENT

THIS SECOND AMENDMENT TO ASSET PURCHASE AGREEMENT (this “Amendment”) dated February 6, 2012 is by and between ENTROPIC COMMUNICATIONS, INC., a Delaware corporation (“Purchaser”), and TRIDENT MICROSYSTEMS, INC., a Delaware corporation (the “Company”), and each of its Subsidiaries that owns Purchased Assets (the “Seller Subsidiaries”). Purchaser, the Company and Seller Subsidiaries are collectively referred to herein as the “Parties” and individually as a “Party”. Capitalized terms used herein and not otherwise defined shall have the meanings ascribed thereto in the Purchase Agreement (defined below).

RECITALS

The Parties have entered into an Asset Purchase Agreement dated January 18, 2012, as amended by the Amendment to Asset Purchase Agreement dated January 18, 2012 (collectively, the “Purchase Agreement”) in connection with the Company’s case under Chapter 11 of the United States Bankruptcy Code commenced on January 4, 2012 (Case No. 12-10060 (CSS)) in the United States Bankruptcy Court for the District of Delaware and the Parties desire to amend the Purchase Agreement in accordance with this Amendment.

AGREEMENTS

NOW, THEREFORE, in consideration of the foregoing recitals, the representations, warranties and covenants set forth herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto hereby agree as follows:

1.	Definition of Accrued Severance Benefits. The definition of Accrued Severance Benefits is hereby amended and restated in its entirety to read as follows:

“Accrued Severance Benefits” means the Liability as of the Closing Date to pay employees or former employees of the UK Subsidiary or any STB Employees any severance or termination pay upon employment termination, but only to the extent that such Liability is accrued or required to be accrued, provided for or reserved against on a balance sheet under GAAP.

2.	Carve-Out Financial Statements. Section 2.3(k) is hereby amended and restated in its entirety to read as follows:

Carve-Out Financial Statements. The Company shall have delivered to Purchaser updated Carve-Out Financial Statements that include balance sheets as of December 31, 2010, December 31, 2011, and the Closing Date and a statement of operations and statement of cash flows for the period from February 8, 2010 through December 31, 2010, from January 1, 2011 through December 31, 2011, and from January 1, 2012 through the Closing Date (“Updated Carve-Out Financial Statements”) and Purchaser shall have determined that the audit of the Updated Carve-Out Financial Statements shall be completed as required by Section 7.10.

1.

3.	New Section 5.10(h). Section 5.10(h) is hereby added to the Purchase Agreement as follows:

(h) The Company and the Seller Subsidiaries agree to provide to Purchaser reasonably in advance of execution a copy of the final draft of each definitive agreement, with exhibits and schedules, for the sale or license of assets of the DTV Business.

4.	Section 7.12 Deletion/Destruction of Confidential Information. Section 7.12 is hereby amended by adding at the end of Section 7.12 the following:

Until the Company and its Subsidiaries complete the deletion or destruction of all Confidential Information in accordance with this Section 7.12, including any Confidential Information identified through the Data Audit (“Destruction Completion Date”), the Company and its Subsidiaries shall not transfer or provide access to any of their respective information technology systems, servers, computers, other computer equipment or any of its backup storage devices to any Third Party. Until the Destruction Completion Date, the Company and the Seller Subsidiaries agree to provide to Purchaser at least five Business Days in advance of delivery to a Third Party a complete copy of the Intellectual Property and Intellectual Property rights to be delivered to such Third Party (which in the case of Registered IP can be a list of the Registered IP and in the case of a Contract relating to Licensed Intellectual Property Asset can be a list of the Contracts but in the case of any Seller Software, IP blocks, copyrights, trade secrets, know-how or other Licensed Midas Technology (as defined in the License Agreement) shall be a copy of the items to be delivered) and Purchaser shall have a right to audit the proposed delivery and object to the delivery of Purchaser’s assets that the Company or its affiliates are not entitled to use or sublicense.

5.	New Section 7.15. Section 7.15 is added to the Purchase Agreement as follows:

Section 7.15 Third Party Contracts. The Company and the Seller Subsidiaries agree that in any Contract they enter relating to the transfer, sale or license of any assets of the DTV Business, the Company or the Seller Subsidiary as applicable, shall include, in addition to any confidentiality provisions required to be included in a sublicense under the License Agreement, a confidentiality covenant that provides that the counter party to the Contract shall not use or disclose any confidential information of any third party that is not part of the intellectual property rights included in the sublicense under the License Agreement without the prior written consent of such third party. The confidentiality covenant shall also provide that the counter party shall return or destroy such third party confidential information upon the request of the Company or Seller Subsidiary, as applicable, or the third party owner of such confidential information. The confidentiality covenant shall also provide that the third party owner of such confidential information shall be the intended third party beneficiary of such covenant, with a right to enforce the covenant.

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6.	New Section 7.16. Section 7.16 is added to the Purchase Agreement as follows:

Section 7.16 Performance of Transition Agreement. The Company and the Seller Subsidiaries agree that to the extent that any assets of the Company or any Subsidiary are being transferred to a Third Party or any employees of the Company or any Subsidiary are being transferred as employees or consultants to such Third Party and such assets or personnel are necessary to enable the Company and the Seller Subsidiaries to perform their obligations to Purchaser under the Transition Agreement, then the Company and Seller Subsidiaries shall make appropriate arrangements with such Third Party to enable the Company and Seller Subsidiaries to perform fully their obligations under the Transition Agreement.

7.	No Other Amendments. Except for the amendments set forth in this Amendment, the Purchase Agreement remains in full force and effect without any modification or waiver of any provision.

IN WITNESS WHEREOF, the Parties hereto have caused this Amendment to be executed as of the day, month and year first above written.

COMPANY:

TRIDENT MICROSYSTEMS, INC.

By:	/s/ Bami Bastani
Name:	Bami Bastani
Title:	President and CEO

SELLER SUBSIDIARIES:

TRIDENT DIGITAL SYSTEMS (UK) LTD.

By:	/s/ Pete Maugan
Name:	Pete Maugan
Title:	Director

3.

TRIDENT MICROELECTRONICS, LTD.

By:	/s/ Nicholas James Gronow
Name:	Nicholas James Gronow
Title:	Director

TRIDENT MICROSYSTEMS (FAR EAST) LTD.

By:	/s/ Pete Maugan
Name:	Pete Maugan
Title:	Director

TRIDENT MICROSYSTEMS (INDIA) PVT. LTD.

By:	/s/ Pete Maugan
Name:	Pete Maugan
Title:	Director

TRIDENT MICROSYSTEMS (JAPAN) GK

By:	/s/ Nicholas James Gronow
Name:	Nicholas James Gronow
Title:	Director

TRIDENT MICROSYSTEMS (KOREA) LIMITED

By:	/s/ Pete Maugan
Name:	Pete Maugan
Title:	Director

4.

TRIDENT MICROSYSTEMS (NEDERLAND) B.V. FRANCE BRANCH OFFICE

By:	/s/ Paul Sandberg
Name:	Paul Sandberg
Title:	Representative

TRIDENT MICROSYSTEMS (TAIWAN) LTD.

By:	/s/ Nicholas James Gronow
Name:	Nicholas James Gronow
Title:	Director

TRIDENT MULTIMEDIA TECHNOLOGIES (SHANGHAI) CO., LTD.

By:	/s/ Pete Maugan
Name:	Pete Maugan
Title:	Director

TRIDENT MULTIMEDIA TECHNOLOGIES (SHANGHAI) CO., LTD. SHENZHEN BRANCH

By:	/s/ Pete Maugan
Name:	Pete Maugan
Title:	Director

5.

PURCHASER:

ENTROPIC COMMUNICATIONS, INC.

By:	/s/ Patrick Henry
Name:	Patrick Henry
Title:	President and CEO

6.